Exhibit 99.1

POWIN ENERGY 2018 A NNUAL S HAREHOLDER M EETING August 9, 2018

DISCLAIMER Matters discussed in this presentation and during our 2018 Annual Meeting of Stockholders, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, plans, objectives, future earnings per share, and the impact of our investments in sales - building initiatives and operational capabilities on future sales and earnings, contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are often identified by the words “believe,” “positioned,” "estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact . These forward - looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward - looking statements . Our actual results and timing of certain events could differ materially from those anticipated in these forward - looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the Securities and Exchange Commission, including our annual report on Form 10 - K for the fiscal year ended December 31 , 2018 and our quarterly reports on Form 10 - Q . All forward - looking statements and the internal projections and beliefs upon which we base our expectations included in this presentation or during our 2018 Annual Meeting of Shareholders are made only as of the date of this presentation and may change . While we may elect to update forward - looking statements at some point in the future, we expressly disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events, or otherwise .

Powin is building the world’s most advanced Energy Storage Solutions to power the future grid.

WHAT WE DO: 4 • With our team of over 50 professionals: Powin engineers, manufactures, sells and operates the world’s largest and most advanced stationary energy storage systems . • Founded on Powin’s patented cell balancing technology • Incorporating affordable lithium cells from the world’s largest manufacturers • Deliver a complete AC - integrated system with energy management, remote monitoring and advanced analytics • Product supplied from dedicated manufacturing facility in Yangzhao • Rapidly growing sales, execution and operations team is supporting opportunities across North America, Europe, Australia and China

5 WHAT WE MAKE: • Stack TM is a modular, flexible, purpose - built battery array that is easily and cost - effectively scalable from 125kW to multiple megawatts. • Powin Energy’s patented bp - OS - the most advanced battery management system in the energy storage industry - comes installed in every Stack module. • Stack can perform a wide variety of in front of the meter, behind the meter, and microgrid applications to fulfill today’s energy storage requirements, but it is designed to be flexible enough to be prepared for future use cases.

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2017/18 - A YEAR OF GROWTH 7 • STRATEGY - Completed change in business plan from project developer to products and services • EXECUTION – Delivered, commissioned and operated large - scale projects across US, Canada and Mexico • STRENGTH - Continued substantial investment in expanding the size and capabilities of our global team • EXPOSURE - Established Powin as a leading name in the energy storage market space • REVENUE - Secured nearly $100MM in contracted revenue through 2021

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2017/18 HIGHLIGHTS – STRATFORD BESS

Under contract with IESO, Powin financed, constructed and is operating Canada's largest energy storage facility in Stratford, ON. By providing reactive support, voltage control, and capacity services, the project is demonstrating the potential of energy storage to reduce grid operating costs. The project is installed in a purpose built warehouse adjacent to the 135 kV Wright substation. Powin secured non-recourse construction to term debt financing from Brookfield Asset Management.





Battery : Powin Stack 140 / eTrust 40 Ah Cells
Inverters: Eaton 2.0MW / EPC Power 375kW
COD: March, 2018
Project Cost: $17.5 MM ($433/kWh)
System Availability (Mar 2018-Present): 100%

PowinEnergy

CONFIDENTIAL

9

2017/18 HIGHLIGHTS – ESVOLTA

- In 2016/17 Powin built 48MWh of projects and secured 66 MWh pipeline
- Partnered with Blue Sky capital to form the independent storage developer esVolta
- esVolta bought Powin's existing storage portfolio for $20MM
- 5 person esVolta team continues to develop projects across N. America
- Powin has exclusive equipment supply rights to all esVolta projects
- Since January 2018: 411 MWh Contracted; 560 MWh Shortlisted; >1.5 GWh bids outstanding


PowinEnergy
BlueSky
Alternative Thinking
esVOLTA

PowinEnergy
CONFIDENTIAL

2017/18 HIGHLIGHTS – YU YAO FACTORY 10 • Powin sees massive growth in the energy storage market in the very near term with annual sales exceeding 1GWh by 2021 • Sophisticated customers will only contract with suppliers that have built out the facilities capable of achieving that supply volume • Powin secured 22 acres of prime industrial land near YuYao to build Powin’s Gigafactory • Phase 1 will be operational in late 2019 / early 2020 with an annual capacity of 3GWh • Fundraising for the factory is currently ongoing in China

2017/18 HIGHLIGHTS – GO PRIVATE 11 • Process to go private is proceeding as expected • On second round of comments from SEC regarding the 13E information statement • Following acceptance of the information statement will solicit FINRA for approval of the reverse split • Upon completion of reverse split fractional shares will be purchased by Powin for a predetermined amount • Powin will then forward split the remaining shareholders and file a Form 15 terminating its filing obligations • COMPLETION: It is expected that this process will be completed in late September however the actual timeline is highly dependent on regulatory review

12 SALES STRATEGY AND FORECAST BLAKE FRYE, SVP SALES AND MARKETING

The Hockey Stick has finally arrived !! • U.S. energy storage market is expected to be worth $3.3 billion in 2022, a tenfold increase from 2016. • Cumulative 2017 - 2022 storage market revenues will be over $11 billion.

Sales & Marketing Team Geoff Brown President EVP Sales & Marketing Blake Frye Northeast Sales Manager, Mitch Boeh VP Strategic* & Western Sales Jan Jacobson Tech Sales & Bid mgr. Open, July ‘18 Southwest Sales Manager Open, Oct ‘18 Communications & Marketing Open, Aug ‘18 Director Market Development Clark Aganon Tech Sales & Bid mgr. Open, July ‘18

Sales Strategy • Focusing efforts on hunting solid prospects & closing deals • Implementing more process - driven approach to focus & apply resources, and predict timing to close deals • Project Screening Tool; Go / no Go, Likelihood of Success analysis; Deal Stage Analysis • Placing more effort on engaging channel partners to leverage their market access • Utilities • Developers & IPP • OEM & Integrators

Powin Market Share & Sales Forecast • 2018 signed contract sales over 30MWh representing over $10M of revenue thru COD (before 2Q’19) • Exclusive of esVolta • 2018 forecasted additional bookings 45 - 60 MWh representing ~10% market share in NA • 2019 bookings based on current pipeline are expected to double to 200MWh • Favorable market conditions includes: • Koreans focused on their domestic market • Tesla focused on Model 3 • Cobalt costs continue to rise • Powin a established and well recognized ESS player due to project execution

17 PRODUCT AND ENGINEERING UPDATE STU STATMAN, SVP PRODUCT AND ENGINEERING

Product/Engineering Initiatives • Next Gen 2.0 is close to completion, with an anticipated delivery date in November 2018 . Next Gen 2.0 consists of : • A new Stack design that offers many more options for energy density and power, advanced balancing technology that keeps Powin ahead of its competitors, easier installation and deployment, and a lower cost per kWh. • A new battery management system that provides more security, more safety features, better data monitoring, and a faster path to integration for customers and partners. • An energy management system that uses our cell level insights to implement energy applications both in front of and behind the meter. • An advanced monitoring and analytics platform for remote O&M and deep analysis of our deployed systems. • Microgrid Controller 1.0 , a behind the meter application that provides storage support for isolated microgrids, will be delivered in September 2018 . This is the first app built on top of our Next Gen 2.0 energy management system. 18

Product/Engineering Current Initiatives ( Ctd ) • A new, low cost and highly flexible containerization system (“Project Centipede”) scheduled for release in 2018Q4 / 2019Q1 . • Next Gen 2.1 , scheduled for release in 2019Q1 , is a package of incremental improvement to Next Gen 2.0, to : • Deliver a lower balance of system cost • Achieve UL1973, UL9540, and IEC listings • Incorporate additional cell types for higher energy density • Throughout 2019 , we will be adding more applications to our EMS , including additional microgrid extensions, market prediction applications, and behind the meter apps for working with solar. All will be remotely configurable, monitorable, and optimizable. • Next Gen 3.0 , scheduled for release in 2019Q4 , will take our BMS and make it easier and less expensive to rapidly incorporate new cell and cell types. 19

20 LITHIUM BATTERY MARKET FORECAST DANNY LU , SVP PROCUREMENT AND MANUFACTURING

21 • China is the worldwide leader in li - ion cell manufacturing by 200+ GWh • First Chinese suppliers emerging as Tier 1 for first time • Volatile Cobalt pricing causes fears of NMC and LCO consistent cell cost increases • Korean energy storage subsidy causing Korean manufactures to pull their cell supply out of North America Worldwide Battery Cell Market Outlook

22 • South Korea’s Renewable Portfolio Standard program creates REC multiplier for storage projects connected with renewable generation • 3.7 GWh projected to be installed in 2018 alone through incentive • Korean suppliers seeking to be #1 in local market and to make 15 - 20% extra margin by installing locally • Samsung/LG have been dropping North American project orders from under 1MWh to 20MWh • Incentive was just renewed until 2020 Korean ESS Boom Creates Advantage for Powin

23 Suppler selection: • Procurement team visited all the Chinese Tier 1 suppliers and many Tier 2 suppliers confirming: • Powin cell supply from eTrust is among the lowest cost and highest quality in the market and eTrust’s factory is more advanced that the Tier 1 players • Powin’s cell payment terms are highly competitive Market: • LFP is becoming the preferred chemistry for energy storage • Even the tier 1 battery vendors do not have cell test data directly related to energy storage applications • Increased importance on detailed battery cell testing that mimics energy storage usage patterns • Several large cell suppliers per year will cease operation with already produced large amounts of inventory (100+MWh) that will need to be liquidated 2018 Battery Cell Sourcing Conclusions

24 • Continue to push suppliers to meet their 2019 – 2020 indicative costs and payment terms quoted previously • Bring in a secondary Tier 1 supplier with preferential costs and payment terms for a designated Tier 1 premium offering • Refine projections on battery cell market worldwide with particular focus on China • Continue to vet potential factories that have excess production capacity with high manufacturing standards and capabilities • Launch proprietary battery testing regime to set the industry standard for cell manufacturer qualification with testing being completed both internally and by independent third parties 2019 Battery Cell Sourcing Goals

25 • NMC cell costs are steadily increasing, LFP costs are steadily decreasing • New entrants and excess supply from China are expected to continue pushing worldwide cell costs down • Only Powin has the technology and capability to capture the commercial benefit of these new cell producers for energy storage Battery Cell Cost Outlook

26 SUMMARY FINANCIALS MICHAEL POTTER, DIRECTOR OF FINANCE

FINANCIALS 27 First Half FY 2018 2017 Revenue 10,142,882$ 5,171,486$ Cost of Sales 10,434,137 6,406,488 Gross Margin (291,255) (1,235,002) Operating expenses 4,164,605 6,534,662 Operating loss (4,455,860) (7,769,664) Interest income (expense) (333,717) 39,833 Other income 2,243 422,353 Loss on extinguishment of debt - (8,201,824) Equity in loss from affiliates (208,289) (43,726) Taxes - 10,614 Net loss (4,995,623)$ (15,542,414)$ 2017 • $5.2M revenue PPA Grand Johanna • $12.6M raised from debt issuance • $6.2M conversion of notes payable to contributed capital 2018 • $8.3M revenue from sale of Stratford, Ontario project • $1.5M revenue from Kitchener, Ontario containerized system • $2.0M deferred revenue generated from Mexico project delivery Q3 • $2.9M raised from debt issuance • $2.3M land acquisition in Yuyao , China for new factory construction

FINANCIALS - ON MAY 18, 2018, THE COMPANY FILED ITS LATEST 10 - Q 28

FINANCIALS - ON MAY 18, 2018, THE COMPANY FILED ITS LATEST 10 - Q 29

FINANCIALS - ON APRIL 16, 2018, THE COMPANY FILED ITS LATEST 10 - K 30

FINANCIALS - ON APRIL 16, 2018, THE COMPANY FILED ITS LATEST 10 - K 31

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